Exhibit 99.3 Third Quarter 2022 Financial Results Presentation October 26, 2022 Quarterly Earnings Report

Third Quarter & YTD Snapshot 3Q22 & YTD Results HIGHLIGHTS millions, except share and ratios Second Highest Third Quarter & First Nine Months GAAP Non- GAAP Net Revenue 3Q22 YTD 3Q22 YTD Net Revenue $1,045 $3,270 $1,045 $3,270 Record Quarterly & Nine Month Global Wealth Management Revenue Net Earnings $142 $458 $151 $490 EPS $1.21 $3.89 $1.29 $4.17 Second Highest First Nine Months Institutional Group Revenue Annualized ROE 12.5% 13.7% 13.3% 14.7% Annualized ROTCE 18.0% 20.0% 19.2% 21.5% Record Loan Balances Pre-tax Margin 19.7% 19.9% 20.8% 21.3% Book Value per $42.76 Record Quarterly Share Net Interest Income Tangible Book Value $29.63 per Share Announced Formation of * Please see our definition of ROTCE in our third quarter earnings release SF Credit Partners Quarterly Earnings Report 1

Third Quarter Results FINANCIAL RESULTS NET REVENUE Sequential millions 3Q22 Y/Y Change YTD VS 2021 Change $1,400 $1,304 Global Wealth Management $702 7% 1% $2,082 8% $1,145 $1,117 $1,200 $1,108 Institutional 339 -31% -17% 1,183 -22% $1,045 Other 4 n/m n/m 6 n/m $1,000 Net revenue 1,045 -9% -6% 3,270 -5% $800 Compensation expense 606 -9% -6% 1,914 -6% 1145 $600 1 215 5% -1% 634 4% Operating expense 376 2 $400 Provision for credit loss 6 n/m -50% 27 n/m Pre-tax pre-provision income 224 -17% -10% 723 -8% $200 Pre-tax income 218 -21% -8% 695 -13% $0 3Q21 4Q21 1Q22 2Q22 3Q22 Taxes 58 -16% -7% 177 -10% Net income 160 -22% -8% 518 -14% 3.47377 Preferred dividends 9 -4% 0% 28 6% Net income available to common 151 -23% -8% 490 -15% shareholders Diluted EPS $1.29 -22% -8% $4.17 -14% Compensation ratio 58.0% -20 bps -10 bps 58.5% -100 bps -1.4 3 Operating expense ratio 20.6% 270 bps 100 bps 19.4% 260 bps 17.9% Pre-tax operating margin 20.8% -310 bps -40 bps 21.3% -190 bps Book value per share $42.76 9% 2% 40.98 Tangible book value per share $29.63 8% 3% 27.91 4 ROTCE 19.2% -850 bps -240 bps 37 (1) Operating Expense = Non-Compensation Expense – Provision for Credit Loss (2) Provision for Credit Loss at bank subsidiary (3) Operating Expense Ratio excludes Provision for Credit Loss (4) Please see our definition of ROTCE in our third quarter earnings release Quarterly Earnings Report 2 millions

Global Wealth Management

STIFEL

GLOBAL WEALTH MANAGEMENT REVENUE

millions	3Q22	Y/Y Change	Sequential Change	YTD	VS 2021
Transactional	$157	-15%	-8%	$503	-13%
Asset Management	301	-4%	-9%	973	10%
Net Interest	242	86%	24%	595	60%
Investment Banking	4	-61%	-11%	15	-60%
Other	(2)	nm	nm	(5)	nm
Total Global Wealth Management Net Revenue	$702	7%	1%	$2,082	8%
Comp. Ratio	46.5%	-580 bps	-360 bps	50.0%	-300 bps
Non-Comp. Ratio	13.6%	130 bps	-120 bps	13.9%	240 bps
Provision for credit loss	$6	nm	-50%	$27	nm
Pre-tax Margin	39.9%	450 bps	480 bps	36.1%	60 bps
Pre-tax Pre-provision Margin	40.8%	550 bps	380 bps	37.3%	260 bps

FINANCIAL ADVISOR & CLIENT ASSET METRICS

millions	3Q22	Y/Y	Sequential Change
Financial Advisors	2,235	1%	0%
Independent Contractors	102	13%	2%
Total Financial Advisors	2,337	2%	0%
Client AUA	$364,824	-10%	-3%
Fee-based Client Assets	$135,521	-10%	-4%
Private Client Fee-based Client Assets	$118,850	-9%	-4%

HIGHLIGHTS

- Record Quarterly Revenue of $701 million, up 7% Y/Y
- Record Net Interest Income of $242 million, up 86% Y/Y
- Added 36 Financial Advisors, Including 16 Experienced Advisors with Total Trailing Twelve Month Production of $14 million.
  - 32 Employee Advisors, Including 14 Experienced Advisors with Trailing Twelve Month Production of $12 million
  - 4 Independent Advisors, Including 2 Experienced Advisors with Trailing Twelve Month Production of $2 million

NET REVENUE & MARGIN



Margin
45%
40%
35%
30%
25%
20%
Net Revenue (millions)
$710
$690
$670
$650
$630
$610
$590
$570
$550
$656
$674
$682
$698
$702
35.4%
34.5%
33.1%
35.1%
39.9%
3Q21
4Q21
1Q22
2Q22
3Q22
Net Revenue
Pre-tax Margin

STIFEL | Quarterly Earnings Report

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Wealth Management Metrics

STIFEL

RECRUITING DRIVES REVENUE GROWTH



$400
$350
$300
$250
$200
$150
$100
$50
$-
millions
500
450
400
350
300
250
200
150
100
50
0
Financial Advisors
1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22
T-12 Cumulative Production
Cumulative Gross FAs

INCREASING PERCENTAGE OF RECURRING REVENUE



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
51%
46%
39%
34%
32%
33%
32%
25%
47%
53%
60%
66%
66%
64%
66%
75%
2015 2016 2017 2018 2019 2020 2021 YTD 2022
Net Interest Income & Asset Management Fees
Transactional & Investment Banking

SUBSTANTIAL LOAN GROWTH



$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
millions
$3,333
$5,820
$7,174
$8,723
$10,014
$11,558
$16,836
$20,911
2015 2016 2017 2018 2019 2020 2021 3Q22

TECHNOLOGY TO SUPPORT ADVICE-BASED MODEL

- Stifel Wealth Tracker – online and mobile app: free/ secure / smart aggregation / budgeting tools / advice when you want it / understand the markets / understand your complete financial picture
- Performance reporting tools – enhanced platform-wide capabilities with key vendor partners collaborating
- Cash management and digital banking capabilities in WM platform, including client mobile app
- Video meetings, centralized technology support

STIFEL | Quarterly Earnings Report 4

Institutional Group INSTITUTIONAL GROUP REVENUE HIGHLIGHTS Sequential millions 3Q22 Y/Y Change YTD VS 2021 Change ■ Second Highest First Nine Months Institutional Advisory $167 -20% -16% $548 0% Revenue Capital Raising $51 -67% -24% $185 -63% ■ Record First Nine Months Advisory Revenue Transactional $121 -3% -15% $442 -3% Total Institutional Revenue* $339 -31% -18% $1,182 -22% ■ Continued Growth in Number of High Fee Advisory Comp. Ratio 62.4% 490 bps 290 bps 60.0% 180 bps Assignments Non-Comp. Ratio 25.8% 870 bps 300 bps 22.3% 580 bps ■ Record Electronic Trading Platform Activity Levels Pre-tax Margin 11.8% -1360 bps -590 bps 17.7% -760 bps * Includes net interest, asset management, and other income BUILDING CAPACITY $2,500 $2,000 $1,500 $1,000 $500 $0 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Transactional Advisory Capital Raising *2022 revenue based on annualized results through 9/30/2022 * 2021 revenue based on annualized results through 9/30/2021 Quarterly Earnings Report 5 millions

Institutional Equities & Fixed Income INSTITUTIONAL EQUITIES REVENUE INSTITUTIONAL FIXED INCOME REVENUE Sequential Sequential millions 3Q22 Y/Y Change YTD VS 2021 millions 3Q22 Y/Y Change YTD VS 2021 Change Change Transactional $46 -4% 1% $149 -21% Transactional $74 -2% -23% $292 10% Capital Raising $24 -75% -8% $79 -77% Capital Raising $27 -55% -34% $106 -35% Total Equities $70 -50% -83% $228 -57% Total Fixed Income $101 -25% -26% $398 -7% HIGHLIGHTS HIGHLIGHTS ■ Third Highest First Nine Months Revenue ■ Record Number of Active Daily Users on Electronic Trading Platform ■ Second Highest First Nine Months Transactional Revenue ■ Record Number of New Clients on Electronic Trading Platform ■ Lead Managed 223 Negotiated Municipal Offerings ■ Increased Market Share in Equity Capital Raising REVENUE REVENUE $180 $200 $157 $161 $180 $160 $160 $142 $160 $140 $135 $136 $140 $39 $120 $120 $101 $100 $86 $65 $40 $100 $72 $59 $27 $80 $70 $91 $80 $29 $94 $60 $26 $24 $60 $40 $40 $20 $20 $76 $95 $122 $96 $74 $48 $66 $57 $46 $46 $0 $0 3Q21 4Q21 1Q22 2Q22 3Q22 3Q21 4Q21 1Q22 2Q22 3Q22 Transactional Underwriting Transactional Underwriting Quarterly Earnings Report 6 millions millions

Net Interest Income

STIFEL

CONDENSED NET INTEREST INCOME

	3Q22		Y/Y Change		Sequential Change	
	Average Balance	Average Interest	Average Balance	Average Interest	Average Balance	Average Interest
Interest-earning Cash & Fed Funds Sold	$1,303	2.38%	-15%	211bps	5%	133 bps
Investment Portfolio	$7,938	3.60%	10%	171 bps	4%	114 bps
Loans	$20,376	4.09%	51%	127 bps	8%	91 bps
Total Interest-earning Assets	$32,551	3.74%	30%	148 bps	5%	99 bps
Deposits	$25,998	0.67%	33%	65 bps	6%	61 bps
Other Interest-bearing Liabilities	$3,073	0.52%	25%	27 bps	-2%	-123 bps
Total Interest-bearing Liabilities	$29,071	0.82%	32%	64 bps	6%	57 bps
Net Interest Margin		3.00%		90 bps		47 bps

NET INTEREST COMMENTARY

- 3Q22 Net Interest Income Increased 86% Y/Y.
- Average Interest Earning Assets Increased $5.5 billion in the First Nine Months of 2022.
- Quarter End Deposits up 33% year-on-year
- **Updated NII Forecast for 2022: *$885 million - $895 million*:**
  - $4 billion - $6 billion of loan growth
  - 75 bps increase in Fed Funds in July & September
  - 425 bps increase in Fed Funds by year end
  - 40% - 50% deposit beta

NET INTEREST MARGIN



3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.10%
2.40%
2.04%
2.36%
2.13%
2.44%
2.53%
2.88%
3.00%
3.28%
3Q21
4Q21
1Q22
2Q22
3Q22
NIM
Bank NIM

LOAN & NII GROWTH



$25,000
$20,000
$15,000
$10,000
$5,000
$0
Loans, net (millions)
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
NII (millions)
2015
2016
2017
2018
2019
2020
2021
3Q22
Loans
NII

*2022 Represents $6 billion of loan growth & NII guidance

STIFEL | Quarterly Earnings Report

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Stifel Bancorp Inc. Loan & Investment Portfolio LOAN PORTFOLIO COMMERCIAL PORTFOLIO BY MAJOR SECTOR % of Total millions 3Q22 Portfolio Residential Real Estate $7,049 26% Fund (PE/VC Capital Call Lines) $4,329 16% Securities Based Lending 2,786 10% Industrials 1,134 4% Home Equity lines of Credit & Other $154 1% Financials 887 3% Consumer Discretionary 757 3% Total Consumer $9,989 37% Commercial Real Estate $872 3% Information Technology 566 2% Commercial 9,395 35% Materials 392 1% Healthcare 386 1% Construction and Land $565 2% REITs 268 1% Total Commercial $10,831 40% Total Loan Portfolio $20,819 78% Communication Services 240 1% Hotel, Leisure, Restaurants 168 1% Unfunded Commitments $5,948 22% Total $26,767 * Total excludes $235 million of loans classified as held for sale CLO BY MAJOR SECTOR INVESTMENT PORTFOLIO % of Total Healthcare & Pharmaceuticals $631 11% Portfolio Book Value (millions) 3Q22 High Tech Industries 593 10% CLO $5,932 75% Services: Business 541 9% Agency MBS 948 12% Banking, Finance, Insurance & Real Estate 488 8% Corporate Bonds 654 8% Telecommunications 247 4% SBA 167 2% Construction & Building 247 4% Student Loan ARS 123 2% Media: Broadcasting & Subscription 243 4% CMBS 71 1% Services: Consumer 234 4% Others 6 0% Hotel, Gaming & Leisure 232 4% Total Portfolio $7,901 100% Chemicals, Plastics & Rubber 232 4% Quarterly Earnings Report 8

CECL & Credit Metrics Economic Economic Economic Economic Factors & Factors & Factors & Factors & Portfolio Portfolio Portfolio Portfolio ASSUMPTIONS Changes, net of Changes, net of Changes, net of Changes, net of charge offs charge offs charge offs charge offs • Moody’s Forecast • 40% Baseline • 30% Downside $2.5 • 30% Upside $11.7 • Forecast Update for Most Recent Scenarios • Includes Slowing Growth $8.2 $145.9 • Incorporated a Management Overlay to Increase the $143.5 Severity of the Forecasted Economic Variables $4.0 $131.9 $123.6 $119.6 ACL - 9.30.2022 ACL - 12.31.2021 ACL - 3.31.2022 ACL - 6.30.2022 ACL - 9.30.2022 ALLOWANCE FOR CREDIT LOSSES / TOTAL LOANS CREDIT BALANCES & NET CHARGE-OFFS 3.00% 3.00% 30,000,000 1.50% 1.30% 2.50% 2.50% 25,000,000 1.10% 2.00% 2.00% 20,000,000 0.90% 15,000,000 0.70% 1.50% 1.50% 0.50% 10,000,000 1.00% 1.00% 0.30% 5,000,000 0.10% 0.50% 0.50% 0 -0.10% 2019 2020 2021 1Q22 2Q22 3Q22 0.00% 0.00% 3Q21 4Q21 1Q22 2Q22 3Q22 CLOs Retained Loans NCO (Recovery) as % Credit Balances Residential SBL CRE Construction C&I Unfunded / Other reserves* Total Reserve Ratio 9 Quarterly Earnings Report Total Credit Balances (000s) NCO/ Recoveries as % of Credit Balances)

Capital & Liquidity HIGHLIGHTS FIRM-WIDE ASSETS & CAPITAL RATIOS $40,000 ■ Balance Sheet Growth of $1.1 billion in 3Q22 $37,612 $38,000 $36,476 30.0% $35,088 $36,000 ■ Capital Ratios Remained Strong $34,050 $34,000 25.0% $30,820 $32,000 ■ Total Bank Funding Increased by more than $900 $30,000 million 20.0% $28,000 20.6% $26,000 18.7% 18.0% ■ 21% Payout Ratio on Common Dividend 18.6% 15.0% $24,000 17.0% 12.0% 11.7% 11.2% 11.3% 11.1% $22,000 $20,000 10.0% 3Q21 4Q21 1Q22 2Q22 3Q22 Assets Tier 1 Leverage Tier 1 Risk Based Capital DIVIDEND GROWTH & PAYOUT RATIO BANK FUNDING: A TRACK RECORD of GROWTH $1.40 30.00% $45,000 10% CAGR Since 2016 $40,000 $1.20 25.00% $35,000 $1.00 $30,000 20.00% $0.80 $25,000 15.00% $20,000 $0.60 $15,000 10.00% $0.40 $10,000 $5,000 5.00% $0.20 $0 $- 0.00% 2016 2017 2018 2019 2020 2021 3Q22 2017 2018 2019 2020 2021 2022 Bank Deposits Available Funding Dividends Per Share Payout Ratio *Payout Ratio calculated as total common stock dividends divided by GAAP net income ** 2022 dividends per share based on annualized common dividends through 9/30/2022 Quarterly Earnings Report 10 millions millions Annual Dividends Per Share Payout Ratio

Expenses Non-GAAP EXPENSE RATIOS NON-GAAP EXPENSES & PRE-TAX INCOME 65% 25% millions 3Q22 3Q21 Y/Y Change 63% 20% 61% Compensation $606 $667 -9% 15% 59% Non-compensation Expense, $209 $193 8% 59.5% 10% Ex. IB Gross Up & Credit Loss Provision 57% 58.1% 57.5% 58.0% 58.2% 5% Credit Loss Provision & IB Gross Up $12 $11 10% 55% 53% 0% Non-compensation $222 $205 8% 3Q21 4Q21 1Q22 2Q22 3Q22 Pre-tax Income $218 $274 -21% Non-compensation Operating Ratio IB Gross up & Loan Loss Provision Compensation Ratio GAAP to Non-GAAP Reconciliation for 1Q2020 ANNUAL GAAP to Non-GAAP RESULTS GAAP to Non-GAAP RECONCILIATION $900 $800 (000s) 3Q22 $700 $600 GAAP Net Income $151,169 $500 $400 Preferred Dividend $9,320 $300 $200 Net Income available to common Shareholders $141,849 $100 $0 Non-GAAP After Tax Adjustments $8,907 2018 2019 2020 2021 2022 Non-GAAP Net Income Available to Common $150,756 Shareholders GAAP Net Income Available to Common Shareholders Non-GAAP After Tax Adjustments * For reconciliation of GAAP to non-GAAP expenses, refer to our third quarter 2022 earnings release. *2022 revenue based on annualized results through 9/30/2022 Quarterly Earnings Report 11 millions Compensation Ratio Non-compensation Ratio

2022 Updated Guidance Actual 2Q22 Revision Updated Guidance (millions) 2021 2022 2022 Net Revenue $4,737 $4,500 - $5,200 Approx. $4,500 Net Interest Income $503 $800 - $900 $885 - $895 Compensation Ratio 59.0% 56% - 58% Approx. 58% 1 Operating Non-Compensation Ratio 16.1% 16% - 18% 18% - 19% (1) Operating Non-Compensation Ratio excludes loan loss provision & investment banking gross up Prior Guidance Assumptions Revised Guidance Assumptions ■ Annual Net Revenue Range of -5% to +5% from 2021 ■ Total Net Revenue Down Approximately 5% ■ Net Interest Income $825 million - $925 million ■ Net Interest Income Range of $885 million - $895 million ■ Year-end Bank Net Interest Margin of 3.25% - 3.50% ■ Year-end Bank Net Interest Margin of 3.75% - 3.85% ■ Bank Interest-Earning Asset Growth of $4 billion to $6 billion ■ Average Interest Earning Assets Increased by $6 billion ■ Increased Transactional Revenue in the Second Half of 2021 ■ Institutional Revenue Negatively Impacted by Slower Transactional Revenue and Continued Weakness in Capital Markets. ■ Asset Management Revenue Negatively Impacted by 20% Decline in S&P 500 ■ Comp. Ratio of Approximately 58% ■ Comp. Ratio of 56% - 58% ■ Operating Non-Comp. Ratio of 18%-19% ■ Operating Non-Comp. Ratio of 16%-18% Quarterly Earnings Report 12

Concluding Remarks Quarterly Earnings Report

Third Quarter 2022 Financial Results Presentation October 26, 2022 Quarterly Earnings Report

Disclaimer Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions. All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Use of Non-GAAP Financial Measures The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing the Company’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure. Quarterly Earnings Report 15